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                                                                    EXHIBIT 32.1

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Furnished Pursuant to the Securities Exchange Act of 1934

         The undersigned Chief Executive Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

         Solely for the purpose of meeting the apparent requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Annual Report on Form 10-K, the undersigned hereby certifies that this Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the report.

Dated:  March 9, 2004                By: /s/ Peter J. Hill
                                         ---------------------------------------
                                         Peter J. Hill
                                         President and Chief Executive Officer

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Furnished Pursuant to the Securities Exchange Act of 1934

         The undersigned Chief Financial Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

         Solely for the purpose of meeting the apparent requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Annual Report on Form 10-K, the undersigned hereby certifies that this Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the report.

Dated: March 9, 2004                 By: /s/ Steven W. Tholen
                                         ---------------------------------------
                                         Steven W. Tholen
                                         Senior Vice President - Finance,
                                         Chief Financial Officer and Treasurer